Allowance for credit losses	12 Months Ended
Dec. 31, 2021
Credit Loss [Abstract]
Allowance for credit losses	Allowance for credit losses
Movements in the allowance for credit losses during the years ended December 31, 2021 and 2020 were as follows:

	Year Ended December, 31
	2021				2020
	Investment in finance leases	Notes receivable	Loans receivable	Total	Total
Allowance for credit losses at beginning of period	$59,663	$7,490	$—	$67,153	$—
Initial credit provision related to GECAS purchased financial assets with credit deterioration	9,944	—	1,423	11,367	—
Cumulative effect due to adoption of new accounting standard	—	—	—	—	30,264
Current period provision for expected credit losses	1,685	78,144	3,868	83,697	50,215
Write-offs charged against the allowance	—	(44,670)	—	(44,670)	(13,326)
Allowance for credit losses at end of period	$71,292	$40,964	$5,291	$117,547	$67,153
During the year ended December 31, 2021, we increased our credit provision, classified in leasing expenses, by $83.7 million primarily due to a customer settlement, the increase in finance leases, notes receivable and loan balances due to the GECAS Transaction and to reflect the ongoing credit risk due to the Covid-19 pandemic.
Substantially all our Financing Receivables portfolio is secured lending and we assess the overall quality of the portfolio based on Financing Receivables by airline customer risk rating as defined below. Our internal risk ratings process is an important source of information in determining our allowance for credit losses and represents a comprehensive approach to evaluating risk in our Financing Receivables portfolio. We stratify our Financing Receivables portfolio into three categories: A, B and C. An internal risk rating is developed for our airline customers, which is based upon our proprietary model using data derived from the airline customer financial statements and other relevant data points that may impact our airline customer’s ability to honor its financial commitments. The frequency of rating updates is established by our credit risk policy, which requires periodic monitoring and at least an annual review. The latest credit rating review was performed as of December 31, 2021.
The table below presents Financing Receivables carried at amortized cost basis, gross of allowance for credit losses, grouped into the three credit risk categories. Category A is considered an excellent or high-credit-quality airline customer; Category B is considered a good-credit-quality airline customer; and those airline customers in Category C are considered marginal.

	As of December 31, 2021
	Category A	Category B	Category C	Total
	(U.S. Dollars in millions)
Investment in finance leases	$534	$1,247	$219	$2,000
Notes receivable	—	26	632	658
Loans receivable	12	161	236	409
Total	$546	$1,434	$1,087	$3,067